UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On December 24, 2014, The Columbia Bank (“Columbia”), a wholly-owned banking subsidiary of Fulton Financial Corporation (the “Corporation”), entered into a Stipulation and Consent to the Issuance of a Consent Order with the Federal Deposit Insurance Corporation (the “FDIC”) consenting to the issuance by the FDIC of a Consent Order (the “FDIC Consent Order”). In addition, Columbia entered into a Stipulation and Consent to the Issuance of a Consent Order with the Commissioner of Financial Regulation for the State of Maryland (the “Commissioner”), consenting to the issuance by the Commissioner of a Consent Order, and an Acknowledgement of Adoption of FDIC Consent Order by the Commissioner of Financial Regulation, pursuant to which, the Commissioner and Columbia agreed that, upon issuance of the FDIC Consent Order, the FDIC Consent Order shall be binding between the Commissioner and Columbia with the same legal effect as if the Commissioner had issued a separate Consent Order that included all of the provisions of the FDIC Consent Order.

The FDIC Consent Order relates to identified deficiencies in a centralized Bank Secrecy Act and anti-money laundering compliance program (the “BSA/AML Compliance Program”), which was designed to comply with the requirements of the Bank Secrecy Act, the USA Patriot Act of 2001 and related anti-money laundering regulations (collectively, the “BSA/AML Requirements”), and which is operated by and for the benefit of the Corporation and its subsidiary banks, including Columbia.

As previously disclosed, on July 14, 2014, three of the Corporation’s other banking subsidiaries, Fulton Bank, N.A., Swineford National Bank and FNB Bank, N.A., each entered into a Stipulation and Consent to the Issuance of a Consent Order with the Office of the Comptroller of the Currency (the “OCC”), consenting to the issuance by the OCC of a Consent Order (collectively, the “OCC Consent Orders”) with respect to the BSA/AML Requirements and the BSA/AML Compliance Program. The OCC Consent Orders were described in a Current Report on Form 8-K filed by the Corporation on July 18, 2014; the disclosure in such prior Current Report is incorporated herein by reference.

Also as previously disclosed, on September 4, 2014, the Corporation and its wholly-owned banking subsidiary, Lafayette Ambassador Bank, entered into a Cease and Desist Order Issued Upon Consent (the “Cease and Desist Order”) with the Board of Governors of the Federal Reserve System with respect to the BSA/AML Requirements and the BSA/AML Compliance Program. The Cease and Order was described in a Current Report on Form 8-K filed by the Corporation on September 9, 2014; the disclosure in such prior Current Report is incorporated herein by reference.

Because the FDIC Consent Order relates to the BSA/AML Compliance Program which is jointly operated for all of the Corporation’s subsidiary banks, the Corporation anticipates its subsidiary bank, Fulton Bank of New Jersey, which, as a state-chartered, nonmember bank, is also regulated by the FDIC, will also become subject to an enforcement action related to the BSA/AML Requirements.

The requirements of the FDIC Consent Order are similar to the requirements of the OCC Consent Orders and the Cease and Desist Order. In addition, the FDIC Consent Order requires, among other things, that: (i) the Board of Directors of Columbia designate a permanent, qualified and experienced Bank Secrecy Act officer that: is acceptable to the FDIC and the Commissioner; reports monthly to the Board of Directors of Columbia; and is provided with sufficient authority and resources to implement the BSA/AML Compliance Program; and (ii) Columbia conduct a retrospective review of currency transaction aggregation reports and Currency Transaction Reports from May 1, 2013 through the effective date of the FDIC Consent Order to determine whether transactions by a common conductor were properly identified and reported.

This Current Report on Form 8-K may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

The foregoing description of the FDIC Consent Order is qualified in its entirety by reference to the full text of the FDIC Consent Order, a copy of which is attached as Exhibit 99.3, and incorporated herein by reference.

Item 9.01 – Financial Statements And Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Form of Stipulation and Consent to the Issuance of a Consent Order between the Federal Deposit Insurance Corporation and The Columbia Bank.

99.2	Form of Stipulation and Consent to the Issuance of a Consent Order between the Commissioner of Financial Regulation for the State of Maryland and The Columbia Bank.

99.3	Form of Consent Order issued by the Federal Deposit Insurance Corporation.

99.4	Form of Acknowledgement of Adoption of FDIC Consent Order by the Commissioner of Financial Regulation between the Commissioner of Financial Regulation for the State of Maryland and The Columbia Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2014	FULTON FINANCIAL CORPORATION

	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President and General Counsel